                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Kathleen P. DeCelie, Dodie Kent and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

   The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                      MONY Variable Account A (811-06218)
                                   033-37718
                                   033-37722
                                   033-38299
                                   333-72259
                                   333-72714
                                   333-92312
                                   333-92320
          Form N-4 registration statements to be filed as necessary.

                    Keynote Series Account - NY (811-05457)
                                   033-33318
                                   033-19836
          Form N-4 registration statements to be filed as necessary.

                      MONY Variable Account L (811-06215)
                                   033-37719
                                   333-01581
                                   333-71417
                                   333-71677
                                   333-72590
                                   333-72594
                                  333-104156
          Form N-6 registration statements to be filed as necessary.

                      MONY Variable Account S (811-06217)
                                   033-37721
          Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of February, 2013.

                                                    /s/ Ramon de Oliveira
                                                    ----------------------------
                                                    Ramon de Oliveira, Director

State of New York)
County of New York) ss.:

On the 15th day of February in the year 2013 before me, the undersigned, personally appeared Ramon de Oliveira, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
---------------------------------------------
Signature and Office of individual taking acknowledgment

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Kathleen P. DeCelie, Dodie Kent and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

   The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                      MONY Variable Account A (811-06218)
                                   033-37718
                                   033-37722
                                   033-38299
                                   333-72259
                                   333-72714
                                   333-92312
                                   333-92320
          Form N-4 registration statements to be filed as necessary.

                    Keynote Series Account - NY (811-05457)
                                   033-33318
                                   033-19836
          Form N-4 registration statements to be filed as necessary.

                      MONY Variable Account L (811-06215)
                                   033-37719
                                   333-01581
                                   333-71417
                                   333-71677
                                   333-72590
                                   333-72594
                                  333-104156
          Form N-6 registration statements to be filed as necessary.

                      MONY Variable Account S (811-06217)
                                   033-37721
          Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of February, 2013.

                                                        /s/ Denis Duverne
                                                        ------------------------
                                                        Denis Duverne, Director

State of New York)
County of New York) ss.:

On the 15th day of February in the year 2013 before me, the undersigned, personally appeared Denis Duverne, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
---------------------------------------------
Signature and Office of individual taking acknowledgment

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Kathleen P. DeCelie, Dodie Kent and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

   The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                      MONY Variable Account A (811-06218)
                                   033-37718
                                   033-37722
                                   033-38299
                                   333-72259
                                   333-72714
                                   333-92312
                                   333-92320
          Form N-4 registration statements to be filed as necessary.

                    Keynote Series Account - NY (811-05457)
                                   033-33318
                                   033-19836
          Form N-4 registration statements to be filed as necessary.

                      MONY Variable Account L (811-06215)
                                   033-37719
                                   333-01581
                                   333-71417
                                   333-71677
                                   333-72590
                                   333-72594
                                  333-104156
          Form N-6 registration statements to be filed as necessary.

                      MONY Variable Account S (811-06217)
                                   033-37721
          Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of February, 2013.

                                                 /s/ Barbara Fallon-Walsh
                                                 -------------------------------
                                                 Barbara Fallon-Walsh, Director

State of New York)
County of New York) ss.:

On the 15th day of February in the year 2013 before me, the undersigned, personally appeared Barbara Fallon-Walsh, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
---------------------------------------------
Signature and Office of individual taking acknowledgment

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Kathleen P. DeCelie, Dodie Kent and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

   The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                      MONY Variable Account A (811-06218)
                                   033-37718
                                   033-37722
                                   033-38299
                                   333-72259
                                   333-72714
                                   333-92312
                                   333-92320
          Form N-4 registration statements to be filed as necessary.

                    Keynote Series Account - NY (811-05457)
                                   033-33318
                                   033-19836
          Form N-4 registration statements to be filed as necessary.

                      MONY Variable Account L (811-06215)
                                   033-37719
                                   333-01581
                                   333-71417
                                   333-71677
                                   333-72590
                                   333-72594
                                  333-104156
          Form N-6 registration statements to be filed as necessary.

                      MONY Variable Account S (811-06217)
                                   033-37721
          Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of February, 2013.

                                                        /s/ Danny L. Hale
                                                        ------------------------
                                                        Danny L. Hale, Director

State of New York)
County of New York) ss.:

On the 15th day of February in the year 2013 before me, the undersigned, personally appeared Danny L. Hale, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
---------------------------------------------
Signature and Office of individual taking acknowledgment

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Kathleen P. DeCelie, Dodie Kent and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

   The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                      MONY Variable Account A (811-06218)
                                   033-37718
                                   033-37722
                                   033-38299
                                   333-72259
                                   333-72714
                                   333-92312
                                   333-92320
          Form N-4 registration statements to be filed as necessary.

                    Keynote Series Account - NY (811-05457)
                                   033-33318
                                   033-19836
          Form N-4 registration statements to be filed as necessary.

                      MONY Variable Account L (811-06215)
                                   033-37719
                                   333-01581
                                   333-71417
                                   333-71677
                                   333-72590
                                   333-72594
                                  333-104156
          Form N-6 registration statements to be filed as necessary.

                      MONY Variable Account S (811-06217)
                                   033-37721
          Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of February, 2013.

                                                  /s/ Anthony J. Hamilton
                                                  ------------------------------
                                                  Anthony J. Hamilton, Director

State of New York)
County of New York) ss.:

On the 15th day of February in the year 2013 before me, the undersigned, personally appeared Anthony J. Hamilton, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
---------------------------------------------
Signature and Office of individual taking acknowledgment

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Kathleen P. DeCelie, Dodie Kent and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

   The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                      MONY Variable Account A (811-06218)
                                   033-37718
                                   033-37722
                                   033-38299
                                   333-72259
                                   333-72714
                                   333-92312
                                   333-92320
          Form N-4 registration statements to be filed as necessary.

                    Keynote Series Account - NY (811-05457)
                                   033-33318
                                   033-19836
          Form N-4 registration statements to be filed as necessary.

                      MONY Variable Account L (811-06215)
                                   033-37719
                                   333-01581
                                   333-71417
                                   333-71677
                                   333-72590
                                   333-72594
                                  333-104156
          Form N-6 registration statements to be filed as necessary.

                      MONY Variable Account S (811-06217)
                                   033-37721
          Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of February, 2013.

                                                       /s/ Peter S. Kraus
                                                       -------------------------
                                                       Peter S. Kraus, Director

State of New York)
County of New York) ss.:

On the 15th day of February in the year 2013 before me, the undersigned, personally appeared Peter S. Kraus, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
---------------------------------------------
Signature and Office of individual taking acknowledgment

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Kathleen P. DeCelie, Dodie Kent and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

   The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                      MONY Variable Account A (811-06218)
                                   033-37718
                                   033-37722
                                   033-38299
                                   333-72259
                                   333-72714
                                   333-92312
                                   333-92320
          Form N-4 registration statements to be filed as necessary.

                    Keynote Series Account - NY (811-05457)
                                   033-33318
                                   033-19836
          Form N-4 registration statements to be filed as necessary.

                      MONY Variable Account L (811-06215)
                                   033-37719
                                   333-01581
                                   333-71417
                                   333-71677
                                   333-72590
                                   333-72594
                                  333-104156
          Form N-6 registration statements to be filed as necessary.

                      MONY Variable Account S (811-06217)
                                   033-37721
          Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of February, 2013.

                                                  /s/ Andrew J. McMahon
                                                  -----------------------------
                                                  Andrew J. McMahon,
                                                  President and Director

State of New York)
County of New York) ss.:

On the 15th day of February in the year 2013 before me, the undersigned, personally appeared Andrew J. McMahon, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
----------------------------------------------
Signature and Office of individual taking acknowledgment

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Kathleen P. DeCelie, Dodie Kent and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

   The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                      MONY Variable Account A (811-06218)
                                   033-37718
                                   033-37722
                                   033-38299
                                   333-72259
                                   333-72714
                                   333-92312
                                   333-92320
          Form N-4 registration statements to be filed as necessary.

                    Keynote Series Account - NY (811-05457)
                                   033-33318
                                   033-19836
          Form N-4 registration statements to be filed as necessary.

                      MONY Variable Account L (811-06215)
                                   033-37719
                                   333-01581
                                   333-71417
                                   333-71677
                                   333-72590
                                   333-72594
                                  333-104156
          Form N-6 registration statements to be filed as necessary.

                      MONY Variable Account S (811-06217)
                                   033-37721
          Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of February, 2013.

                                                  /s/ Anders Malmstrom
                                                  -----------------------------
                                                  Anders Malmstrom,
                                                  Senior Executive Vice
                                                  President and Chief
                                                  Financial Officer

State of New York)
County of New York) ss.:

On the 15th day of February in the year 2013 before me, the undersigned, personally appeared Anders Malmstrom, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
----------------------------------------------
Signature and Office of individual taking acknowledgment

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Kathleen P. DeCelie, Dodie Kent and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

   The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                      MONY Variable Account A (811-06218)
                                   033-37718
                                   033-37722
                                   033-38299
                                   333-72259
                                   333-72714
                                   333-92312
                                   333-92320
          Form N-4 registration statements to be filed as necessary.

                    Keynote Series Account - NY (811-05457)
                                   033-33318
                                   033-19836
          Form N-4 registration statements to be filed as necessary.

                      MONY Variable Account L (811-06215)
                                   033-37719
                                   333-01581
                                   333-71417
                                   333-71677
                                   333-72590
                                   333-72594
                                  333-104156
          Form N-6 registration statements to be filed as necessary.

                      MONY Variable Account S (811-06217)
                                   033-37721
          Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21st day of February, 2013.

                                                  /s/ Andrea Nitzan
                                                  -----------------------------
                                                  Andrea Nitzan, Executive Vice
                                                  President
                                                  and Chief Accounting Officer

State of New York)
County of New York) ss.:

On the 21st day of February in the year 2013 before me, the undersigned, personally appeared Andrea Nitzan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/Anna M. Tirone
----------------------------------------------
Signature and Office of individual taking acknowledgment

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Kathleen P. DeCelie, Dodie Kent and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

   The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                      MONY Variable Account A (811-06218)
                                   033-37718
                                   033-37722
                                   033-38299
                                   333-72259
                                   333-72714
                                   333-92312
                                   333-92320
          Form N-4 registration statements to be filed as necessary.

                    Keynote Series Account - NY (811-05457)
                                   033-33318
                                   033-19836
          Form N-4 registration statements to be filed as necessary.

                      MONY Variable Account L (811-06215)
                                   033-37719
                                   333-01581
                                   333-71417
                                   333-71677
                                   333-72590
                                   333-72594
                                  333-104156
          Form N-6 registration statements to be filed as necessary.

                      MONY Variable Account S (811-06217)
                                   033-37721
          Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of February, 2013.

                                                  /s/ Mark Pearson
                                                  -----------------------------
                                                  Mark Pearson, Chairman of the
                                                  Board,
                                                  Chief Executive Officer and
                                                  Director

State of New York)
County of New York) ss.:

On the 15th day of February in the year 2013 before me, the undersigned, personally appeared Mark Pearson, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
----------------------------------------------
Signature and Office of individual taking acknowledgment

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Kathleen P. DeCelie, Dodie Kent and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

   The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                      MONY Variable Account A (811-06218)
                                   033-37718
                                   033-37722
                                   033-38299
                                   333-72259
                                   333-72714
                                   333-92312
                                   333-92320
          Form N-4 registration statements to be filed as necessary.

                    Keynote Series Account - NY (811-05457)
                                   033-33318
                                   033-19836
          Form N-4 registration statements to be filed as necessary.

                      MONY Variable Account L (811-06215)
                                   033-37719
                                   333-01581
                                   333-71417
                                   333-71677
                                   333-72590
                                   333-72594
                                  333-104156
          Form N-6 registration statements to be filed as necessary.

                      MONY Variable Account S (811-06217)
                                   033-37721
          Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of February, 2013.

                                                  /s/ Bertram Scott
                                                  -----------------------------
                                                  Bertram Scott, Director

State of New York)
County of New York) ss.:

On the 15th day of February in the year 2013 before me, the undersigned, personally appeared Bertram Scott, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
----------------------------------------------
Signature and Office of individual taking acknowledgment

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Kathleen P. DeCelie, Dodie Kent and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

   The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                      MONY Variable Account A (811-06218)
                                   033-37718
                                   033-37722
                                   033-38299
                                   333-72259
                                   333-72714
                                   333-92312
                                   333-92320
          Form N-4 registration statements to be filed as necessary.

                    Keynote Series Account - NY (811-05457)
                                   033-33318
                                   033-19836
          Form N-4 registration statements to be filed as necessary.

                      MONY Variable Account L (811-06215)
                                   033-37719
                                   333-01581
                                   333-71417
                                   333-71677
                                   333-72590
                                   333-72594
                                  333-104156
          Form N-6 registration statements to be filed as necessary.

                      MONY Variable Account S (811-06217)
                                   033-37721
          Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of February, 2013.

                                                  /s/ Lorie A. Slutsky
                                                  -----------------------------
                                                  Lorie A. Slutsky, Director

State of New York)
County of New York) ss.:

On the 15th day of February in the year 2013 before me, the undersigned, personally appeared Lorie A. Slutsky, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
----------------------------------------------
Signature and Office of individual taking acknowledgment

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Kathleen P. DeCelie, Dodie Kent and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

   The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                      MONY Variable Account A (811-06218)
                                   033-37718
                                   033-37722
                                   033-38299
                                   333-72259
                                   333-72714
                                   333-92312
                                   333-92320
          Form N-4 registration statements to be filed as necessary.

                    Keynote Series Account - NY (811-05457)
                                   033-33318
                                   033-19836
          Form N-4 registration statements to be filed as necessary.

                      MONY Variable Account L (811-06215)
                                   033-37719
                                   333-01581
                                   333-71417
                                   333-71677
                                   333-72590
                                   333-72594
                                  333-104156
          Form N-6 registration statements to be filed as necessary.

                      MONY Variable Account S (811-06217)
                                   033-37721
          Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of February, 2013.

                                                  /s/ Richard C. Vaughan
                                                  -----------------------------
                                                  Richard C. Vaughan, Director

State of New York)
County of New York) ss.:

On the 15th day of February in the year 2013 before me, the undersigned, personally appeared Richard C. Vaughan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
----------------------------------------------
Signature and Office of individual taking acknowledgment